                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in broadcast.com inc.'s Registration Statement on Form S-8 of our report dated January 19, 1999, relating to the financial statements of Simple Network Communications, Inc., which appears in this Form 8-K/A of broadcast.com inc.



PricewaterhouseCoopers LLP

Dallas, Texas
February 12, 1999